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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 1, 1997
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                         DELTA WOODSIDE INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


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South Carolina                      0-10095                   57-0535180
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(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification
incorporation)                                                  Number)


                              233 North Main Street
                            Hammond Square, Suite 200
                              Greenville, SC 29601
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               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code: (864)232-8301
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          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         The information set forth on the following pages is included in the preliminary offering memorandum dated August 1, 1997 of Delta Mills, Inc., a Delaware corporation, with respect to its proposed issuance of an aggregate of $150,000,000 principal amounts of senior notes. Delta Mills, Inc., is an indirectly wholly-owned subsidiary of Delta Woodside Industries, Inc., a South Carolina corporation (the "Company").

         The Company expects that it will issue a press release with respect to the earnings of the Company's consolidated operations during the week ending August 9, 1997. Overall, the Company believes that unseasonably cold weather and slow spring retail sales have hurt replenishment business in the Company's apparel businesses. Because of these shipping shortfalls, plant operating schedules were adjusted downward during the fourth fiscal quarter. The Company expects reduced operating schedules in some apparel segment plants to continue through the first quarter of fiscal 1998. On the other hand, fiscal 1997 fourth quarter earnings in the textile segments are expected to balance the fourth quarter losses of the apparel and other segments.

         This Report on Form 8-K contains statements that are forward-looking within the meaning of applicable securities laws. Those statements include projections of earnings results and are based on the Company's current expectations and assumptions, which are subject to a number of risks and uncertainties. Factors that could cause actual results to differ are discussed in the Company's most recently filed Report on Form 10-K and in the exhibit hereto.





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  20.1    Information with respect to Delta Mills, Inc.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DELTA WOODSIDE INDUSTRIES, INC.
                                  (Registrant)

                                  By:    /s/ Bettis C. Rainsford
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                                  Name:  Bettis C. Rainsford

                                  Title: Exec. Vice  President and
                                         Chief Financial Officer
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                                  Date:  August 4, 1997



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